MAIDENFORM, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 8, 2006 and entered into by and among Maidenform, Inc., a New York corporation (successor to MF Merger Corporation) (“Company”), Maidenform Brands, Inc. (successor to MF Acquisition Corporation), a Delaware corporation (“Holdings”), the financial institutions party to the Credit Agreement (as defined below) (“Lenders”) and BNP Paribas, as administrative agent (in such capacity, “Administrative Agent”) and, for purposes of Section 4 hereof, each of the guarantors listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 29, 2005 (the “Credit Agreement”), by and among Company, Holdings, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

    WHEREAS, Company, Holdings and Lenders desire to amend the Credit Agreement to (i) permit a stock repurchase program and (ii) make certain other amendments as set forth below;

    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Amendments to Section 1: Definitions

A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

   “Stock Repurchase” means a repurchase by Holdings of its Capital Stock pursuant to and in accordance with the terms of a stock repurchase program authorized by the Governing Body of Holdings.

B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Consolidated Excess Cash Flow” therefrom in its entirety and substituting the following therefor:

    “Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) mandatory repayments of the Obligations (but only to the extent the funds applied for such purpose are included in the calculation of Consolidated EBITDA, and, in any case, excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitment Amount is permanently reduced in connection with such repayments), (b) scheduled repayments of Consolidated Total Debt and Restricted Junior Payments made in accordance with clause (i) of subsection 7.5, (c) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (d) Consolidated Cash Interest Expense, (e) current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period and (f) the aggregate amount of cash items contemplated by clauses (vii), (viii), (ix), (x), (xi), (xiii), (xiv) and (xv) of the definition of Consolidated EBITDA.

1.2  Amendments to Section 2: Amounts and Terms of Commitments and Loans

A. Subsection 2.5B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                   “B. Revolving Loans; Swing Line Loans. The proceeds of the Revolving Loans and any Swing Line Loans shall be applied by Company (a) for working capital and other general corporate purposes, which may include (i) the making of intercompany loans to any of Company’s wholly-owned Subsidiaries, in accordance with subsection 7.1(iv), for their own general corporate purposes and (ii) the making of Restricted Junior Payments to Holdings to permit one or more Stock Repurchases, in accordance with subsection 7.5(ii), (b) to pay the IPO Fees or to make the IPO Fees Payment or an Investment in Holdings for the purpose of permitting Holdings to pay the IPO Fees and (c) to make the Permitted Dividend Payment, provided that the amount of the Permitted Dividend Payment together with the aggregate amount of the Management Bonuses shall not exceed $15,000,000.”

1.3  Amendments to Section 6: Company’s Affirmative Covenants

A. Subsection 6.1(xii) of the Credit Agreement is hereby amended by deleting the phrase “as soon as practicable and in any event within 30 days following the beginning of each Fiscal Year” and substituting the following therefor:

                    “as soon as practicable and in any event within 45 days following the beginning of each Fiscal Year”.

1.4  Amendments to Section 7: Company’s Negative Covenants

A. Subsection 7.5 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                   “7.5 Restricted Junior Payments.

   Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment;

provided that (i) Company may make Restricted Junior Payments to Holdings (a) in an aggregate amount not to exceed $5,000,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses, (b) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, in an aggregate amount not to exceed $2,000,000 in any Fiscal Year, with unused amounts being available in future Fiscal Years, to the extent necessary to permit Holdings to repurchase shares of Capital Stock of Holdings (or options or warrants to acquire Capital Stock of Holdings) from employees of Company (other than pursuant to a Stock Repurchase), (c) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose, (d) to the extent necessary to permit Holdings to pay dividends required in connection with the exercise of Rollover Options to the extent that, with respect to the exercise of each Rollover Option, the amount of such dividends does not exceed the amount of the exercise price paid, (e) that constitute the Permitted Dividend Payment, provided that the amount of the Permitted Dividend Payment together with the aggregate amount of the Management Bonuses shall not exceed $15,000,000 and (f) to the extent necessary to permit Holdings to redeem all outstanding shares of the Holdings Perpetual Preferred Stock and all outstanding options to purchase the Holdings Perpetual Preferred Stock, in an amount equal to the redemption price thereof (including any redemption premium), to pay the unpaid dividends thereon and to pay the IPO Fees payable directly by Holdings; provided that such Restricted Junior Payment shall not exceed the amount of the IPO proceeds contributed by Holdings to Company plus $5,500,000; and (ii) Company may make Restricted Junior Payments to Holdings to the extent necessary to permit one or more Stock Repurchases; provided that (a) the aggregate amount of such Stock Repurchases shall not exceed $25,000,000; (b) the Consolidated Leverage Ratio as at the last day of the immediately preceding Fiscal Quarter, after giving effect to any such Stock Repurchase and any other Stock Repurchases since the end of such Fiscal Quarter, in each case, as though such Stock Repurchases had been made on the last day of such Fiscal Quarter, is less than 3.50:1:00; and (c) after giving effect to any such Stock Repurchase, the Revolving Loan Commitment then in effect would exceed the Total Utilization of Revolving Loan Commitments by not less than $25,000,000.”

1.5  Substitution of Exhibit

A. Exhibit VII to the Credit Agreement is hereby amended by deleting said Exhibit VII in its entirety and substituting in place thereof a new Exhibit VII in the form of Exhibit VII to this Amendment.

Section 2.	CONDITIONS TO EFFECTIVENESS

   Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Administrative Agent shall have received copies of this Amendment executed by Company and each of the other Loan Parties.

B. Administrative Agent shall have received copies of this Amendment executed by Requisite Lenders.

C. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

D. Company shall pay (i) to Administrative Agent, for ratable distribution to each Lender executing this Amendment on or before 5:00 P.M. (New York time) on February 6, 2006, an amendment fee equal to 0.125% of the sum of such Lender’s Term Loan Exposure plus such Lender’s Revolving Loan Exposure, and (ii) to Administrative Agent for its own account such fees in such amounts as have been separately agreed upon between Company and Administrative Agent.

Section 3.	COMPANY’S REPRESENTATIONS AND WARRANTIES

   In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company, and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.	ACKNOWLEDGEMENT AND CONSENT

    Each guarantor (or pledgor) listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that any of the subsidiary, Guaranty and Collateral Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 5.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

    (i)  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

    (ii)  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each of the Guarantors and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY

MAIDENFORM, INC.

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

First Amendment to Amended and Restated Credit Agreement

GUARANTORS

MAIDENFORM BRANDS, INC.

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

MAIDENFORM INTERNATIONAL, LTD. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

MAIDENFORM ONLINE, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

MF RETAIL, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

ELIZABETH NEEDLE CRAFT, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

First Amendment to Amended and Restated Credit Agreement

NICHOLAS NEEDLECRAFT, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

NCC INDUSTRIES, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

CRESCENT INDUSTRIES, INC. (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

MAIDENFORM (INDONESIA) LIMITED (for purposes of Section 4 only)

By: /s/ Steven N. Masket
Name: Steven N. Masket
Title: Executive Vice President-General Counsel

First Amendment to Amended and Restated Credit Agreement

LENDERS

BNP PARIBAS,
individually and as Administrative Agent

By: /s/ Craig J. Lewis
Name:	Craig J. Lewis
Title:	Director

and

By: /s/ Susan M. Bowes
Name:	Susan M. Bowes
Title:	Director

First Amendment to Amended and Restated Credit Agreement

ARCHIMEDES FUNDING III, LTD.

By: West Gate Horizons Advisors LLC,
as Collateral Manager

By: /s/Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

First Amendment to Amended and Restated Credit Agreement

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By: West Gate Horizons Advisors LLC,
as Collateral Manager

By: /s/Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

First Amendment to Amended and Restated Credit Agreement

NEMEAN CLO, LTD.

By: West Gate Horizons Advisors LLC,
as Collateral Manager

By: /s/Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

First Amendment to Amended and Restated Credit Agreement

SUNAMERICA LIFE INSURANCE COMPANY

By: AIG Global Investment Corp.,
its Investment Advisor

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GALAXY CLO 1999-1 LTD.

By: AIG Global Investment Corp.,
as Collateral Manager

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

By: AIG Global Investment Corp.,
its Investment Sub-Advisor

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

SATURN TRUST

By: AIG Global Investment Corp., Inc.,
its Investment Advisor

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GALAXY V CLO, LTD

By: AIG Global Investment Corp.,
its Collateral Manager

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GALAXY IV CLO, LTD

By: AIG Global Investment Corp.,
its Collateral Manager

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GALAXY III CLO, LTD

By: AIG Global Investment Corp.,
its Collateral Manager

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GALAXY CLO 2003-1, LTD

By: AIG Global Investment Corp.,
its Collateral Manager

By: /s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

WHITEHORSE III, LTD.

By: WhiteHorse Capital Partners, L.P.
as Collateral Manager

By: /s/Ethan M. Underwood
Name:	Ethan M. Underwood
Title:	Partner

First Amendment to Amended and Restated Credit Agreement

LIGHTPOINT CLO-2004-1, LTD.
LIGHTPOINT CLO III, LTD.
LIGHTPOINT CLO V, LTD.

By: /s/Timothy S. Van Kirk
Name:	Timothy S. Van Kirk
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

LANDMARK CDO Limited

By: Aladdin Capital Management, LLC,
as Manager

By: /s/John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

LANDMARK IV CDO Limited

By: Aladdin Capital Management, LLC,
as Manager

By: /s/John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

LANDMARK V CDO Limited
By: Aladdin Capital Management, LLC,
as Manager

By: /s/John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

ARABESQUE TRUST

By: /s/John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

KZH SOLEIL LLC

By: /s/Wal Kee Lee
Name:	Wal Kee Lee
Title:	Authorized Agent

First Amendment to Amended and Restated Credit Agreement

KZH SOLEIL-2 LLC

By: /s/Wal Kee Lee
Name:	Wal Kee Lee
Title:	Authorized Agent

First Amendment to Amended and Restated Credit Agreement

CAISSE DE DÉPOT ET PLACEMENT DUE QUÉBEC

By: /s/James B. McMullan
Name:	James B. McMullan
Title:	Director

By: /s/Diane C. Favreau
Name:	Diane C. Favreau
Title:	Vice-President

First Amendment to Amended and Restated Credit Agreement

OLYMIC CLO I LTD

By: /s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer

First Amendment to Amended and Restated Credit Agreement

WHITNEY CLO I LTD

By: /s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer

First Amendment to Amended and Restated Credit Agreement

ACA CLO 2005-1, LIMITED

By: ACA Management, LLC,
as Investment Advisor

By: /s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

GMAC COMMERCIAL FINANCE LLC

By: /s/ David Grabosky
Name:	David Grabosky
Title:	Vice President

First Amendment to Amended and Restated Credit Agreement

GLADSTONE INVESTMENT CORPORATION

By: /s/ Erika E. Pfeifer
Name:	Erika E. Pfeifer
Title:	Associate

First Amendment to Amended and Restated Credit Agreement

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II
MAGNETITE IV CLO, LIMITED
MAGNETITE V CLO, LIMITED
SENIOR LOAN PORTFOLIO
SENIOR LOAN FUND 2

By: /s/Tom Colwell
Name:	Tom Colwell
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

FM LEVERAGED CAPITAL FUND I

By: /s/ Eric A Green
Name:	Eric A Green
Title:	Senior Partner

First Amendment to Amended and Restated Credit Agreement

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

By: Callidus Capital Management, LLC,
its Collateral Manager

By: /s/Wayne Mueller
Name:	Wayne Mueller
Title:	Senior Managing Director

First Amendment to Amended and Restated Credit Agreement

MARATHON CLO I LTD.

By: Marathon Asset Management LLC,
its Collateral Manager

By: /s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

First Amendment to Amended and Restated Credit Agreement

ANTARES CAPITAL CORP.

By: /s/ John G. Martin
Name:	John G. Martin
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

ANTARES FUNDING L.P.

By: JPMorgan Chase Bank, N.A. as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999 as a Lender

By: /s/ Leslie Hundley
Name:	Leslie Hundley
Title:	AVP

First Amendment to Amended and Restated Credit Agreement

OPPENHEIMER SENIOR FLOATING RATE FUND

By: /s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

First Amendment to Amended and Restated Credit Agreement

HARBOURVIEW CLO IV, LTD.

By: /s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

First Amendment to Amended and Restated Credit Agreement

HARBOURVIEW CLO V, LTD.

By: /s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

First Amendment to Amended and Restated Credit Agreement

Wells Fargo

By: /s/ Peta Swidler
Name:	Peta Swidler
Title:	SVP

First Amendment to Amended and Restated Credit Agreement

EXHIBIT VII

[FORM OF] COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES THAT:

(1)  I am the duly elected [Title] of Maidenform, Inc. a New York corporation (“Company”);

(2)  I have reviewed the terms of that certain Amended and Restated Credit Agreement dated as of June 29, 2005, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Amended and Restated Credit Agreement”, the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions party thereto as Lenders, and BNP Paribas, as Administrative Agent, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

(3)  The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the existence during or at the end of the accounting period covered by the attached financial statements of any condition or event that constitutes an Event of Default or Potential Event of Default[, except as set forth below], and I have no knowledge as at the date of this Certificate of any condition or event that constitutes an Event of Default or Potential Event of Default[, except as set forth below].

(4)  Company has been in compliance with each of the covenants in Section 7 of the Amended and Restated Credit Agreement at all times during and at the end of the accounting period covered by the attached financial statements and as of the date of this Certificate.

[Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

__________________________________________________________________________________________]

(5)               During the accounting period covered by the attached financial statements, [Option A: Company has not made Restricted Junior Payments to Holdings] [Option B: Company has made Restricted Junior Payments to Holdings to the extent necessary to permit one or more Stock Repurchases in an aggregate amount for such accounting period equal to [$________] and, in each case, such Stock Repurchase has been in compliance with subclauses (a), (b) and (c) of subsection 7.5(ii)].

VII-1
Compliance Certificate

The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv) of the Amended and Restated Credit Agreement.

MAIDENFORM, INC.

By:____________________________
Name:__________________________
Title:___________________________

VII-2
Compliance Certificate

ATTACHMENT NO. 1
TO COMPLIANCE CERTIFICATE

This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Amended and Restated Credit Agreement.

A.	Minimum Fixed Charge Coverage Ratio(for the four-Fiscal Quarter period ending _____________, ___ )

Consolidated EBITDA:

	1.	Consolidated Net Income (adjusted in accordance with the terms of clause (i) of the definition of Consolidated EBITDA):	$	_____________

	2.	Consolidated Interest Expense:	$	_____________

	3.	Provisions for taxes based on income:	$	_____________

	4.	Total depreciation expense:	$	_____________

	5.	Total amortization expense:	$	_____________

	6.	Other non-cash items reducing Consolidated Net Income (other than any such non-cash item to the extent it represents an accrual of or reserve for cash expenditures in any future period):	$	_____________

7.
Net cash charges incurred in connection with the closure of and consequent termination of ordinary course business activities at retail outlet Facilities to the extent that such cash charges have not actually been paid:
			$	_____________

	8.	Fees, costs and expenses incurred on or prior to the Closing Date in connection with the transactions contemplated by the Acquisition Agreement:	$	_____________

	9.	Fees paid pursuant to the Management Agreement and permitted under subsection 7.9:	$	_____________

	10.	Rating agency fees paid to obtain or maintain ratings on Indebtedness of Company and its Subsidiaries:	$	_____________

VII-A-3
Compliance Certificate

11.	Net cash charges incurred in connection with the closure of the Florida Facility and the Mexican Facilities in an aggregate amount not to exceed $7,000,000:	$	_____________

12.	Any non-cash charges, adjustments and expenses after the Closing Date relating to the application of purchase accounting:	$	_____________

13.
Fees, costs, and expenses incurred on or prior to the Restatement Date in connection with the amendment of the Original Amended & Restated Credit Agreement and related waivers, consents, or approvals from any of the Lenders.
		$	_____________

14.	IPO Fees paid directly by the Company.	$	_____________

15.	Management Bonuses (together with the Permitted Dividend Payment not to exceed $15,000,000).	$	_____________

16.
Other non-cash items increasing Consolidated Net Income (other than any such non-cash item to the extent it will result in the receipt of cash payments in any future period and any non-cash items netted against non-cash charges in line 6):
		$	_____________

17.	Consolidated EBITDA (1+2+3+4+5+6+7+8+9+10 +11+/-12+13+14+15-16):	$	_____________

18.	Consolidated Capital Expenditures that are unfinanced or financed with proceeds of the Loans:	$	_____________

Consolidated Fixed Charges:

19.	Consolidated Cash Interest Expense:	$	_____________

20.	Scheduled principal payments in respect of Consolidated Total Debt (excluding the aggregate amount of all rents paid or payable under all Capital Leases):	$	_____________

21.	Provisions for taxes based on income, calculated so as to take into account all net operating loss carry-forwards, credits and other tax benefits available to Company and its Subsidiaries:	$	_____________

VII-A-4
Compliance Certificate

	22.	Restricted Junior Payments other than the Permitted Dividend Payment (together with the Management Bonuses not to exceed $15,000,000) and the IPO Fees Payment:	$	_____________

	23.	Consolidated Fixed Charges (19+20+21+22):	$	_____________

	24.	Fixed Charge Coverage Ratio (17)-(18):(23):		____:1.00

	25.	Minimum ratio required under subsection 7.6B:		1.25:1.00

B.	Maximum Leverage Ratio(as of _____________, ____)

	1.	Consolidated Total Debt:	$	_____________

	2.	Consolidated EBITDA (A.17 above):	$	_____________

	3.	Leverage Ratio (1):(2):		____:1.00

	4.	Maximum ratio permitted under subsection 7.6B:		____:1.00

C.	Consolidated Capital Expenditures

	1.	Maximum amount of Consolidated Capital Expenditures permitted under subsection 7.8 for Fiscal Year without regard to carryover amount:	$	_____________

	2.	Consolidated Capital Expenditures for prior Fiscal Year:	$	_____________

	3.	Maximum amount of Consolidated Capital Expenditures permitted under subsection 7.8 for prior Fiscal Year:	$	_____________

	4.	Excess of permitted amount of Consolidated Capital Expenditures for prior Fiscal Year over Consolidated Capital Expenditures in prior Fiscal Year (3-2):	$	_____________

	5.	Maximum permitted amount of carryover permitted Consolidated Capital Expenditures from prior Fiscal Year (50% of C.3):	$	_____________

VII-A-5
Compliance Certificate

	6.	Permitted carryover Consolidated Capital Expenditure Amount from prior Fiscal Year (smaller of (4) or (5)):	$	_____________

	7.	Consolidated Capital Expenditures for Fiscal Year-to-date:	$	_____________

	8.	Maximum permitted under subsection 7.8 (1 + 6):	$	_____________

D.	Stock Repurchases

Stock Repurchase Date	Amount of Stock Repurchase	Aggregate Amount of Stock Repurchases as of the Stock Repurchase Date (maximum amount permitted under subsection 7.5 is $25,000,000)	Consolidated Leverage Ratio (maximum ratio permitted under subsection 7.5 is 3.50:1:00)	Revolving Loan Commitment minus Total Utilization of Revolving Loan Commitments as of the Stock Repurchase Date (minimum amount permitted under subsection 7.5 is $25,000,000)
	$__________	$_____________	____:1.00	$_____________
	$__________	$_____________	____:1.00	$_____________
	$__________	$_____________	____:1.00	$_____________
	$__________	$_____________	____:1.00	$_____________
	$__________	$_____________	____:1.00	$_____________

VII-A-6
Compliance Certificate